UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

_________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 31, 2022

UPEXI, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-25526	83-3378978
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

17129 US Hwy 19 N.

Clearwater, FL 33760

(Address of Principal Executive Offices) (Zip Code)

(701) 353-5425

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

_______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	UPXI	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On October 31, 2022 (the “Closing Date”), Upexi, Inc. (the “Company”) and its wholly owned subsidiary Upexi Enterprise, LLC (the “Buyer”) entered into a Securities Purchase Agreement (the “SPA”) with E-Core Technology, Inc. d/b/a New England Technology, Inc., a Florida corporation (the “Company”), David Romano individually and in his capacity as Seller Representative (“Seller Representative”), Nick Romano (“Nick”), and Eric Limont (“Eric”, and together with Seller Representative and Nick, each a “Seller” and collectively the “Sellers”). Pursuant to terms of the SPA Sellers sold 100% of the stock of the Company to the Buyer (the “Transaction”). The base consideration paid by the Buyer to the Sellers in the transaction totals Twenty-Four Million One Hundred Thousand Dollars ($24,100,000), subject to adjustment, and consists of:

(i) Three Million One Hundred Thousand Dollars ($3,100,000) paid on or before the date that is thirty (30) days after the Closing Date from which Nine Hundred Thousand Dollars ($900,000) of such amount otherwise payable to Nick shall be paid directly to the Company to pay down a promissory note in the amount of One Million Five Hundred Thousand Dollars ($1,500,000) principal amount owed to the Company by Nick;

(ii) One Million Two Hundred Forty-Seven Thousand Four Hundred and Two shares of Parent’s restricted common stock with a value equal to Six Million Dollars ($6,000,000);

(iii) Promissory notes in the total original principal amount of Five Million Seven Hundred Fifty Thousand Dollars ($5,750,000) issued by the Buyer to the Sellers (the “Notes 1”), which Notes 1 shall be payable upon maturity, carry a term of twelve (12) months, at an interest rate of four percent (4.0%), provided, however, the Parties agree that Six Hundred Thousand Dollars ($600,000) of the principal amount of the Notes 1 otherwise payable to Nick shall be satisfied through the cancellation of an equal amount of debt owed by Nick to the Company;

(iv) Promissory notes in the total original principal amount of Five Million Seven Hundred Fifty Thousand Dollars ($5,750,000) issued by the Buyer to the Sellers (the “Notes 2”), which Notes 2 shall be payable upon maturity, carry a term of twenty-four (24) months, at an interest rate of four percent (4.0%); and

(v) Promissory notes in the total original principal amount of Three Million Five Hundred Thousand Dollars ($3,500,000) issued by the Buyer to the Sellers (the “Notes 3”), which Notes 3 shall carry a term of thirty-six (36) months, at an interest rate of zero percent (0.0%). Sellers may convert all, but not less than all, of the Notes 3 into shares of the Buyer’s restricted common stock, by providing notice of conversion to the Buyer on the two (2) year anniversary of the issuance of the Notes 3, at a conversion price equal to Four and 81/100 Dollars ($4.81). If the Sellers do not exercise their conversion right, the principal balance of the Notes 3 will be paid in twelve (12) equal monthly payments commencing on the two (2) year anniversary of the issuance of the Notes 3, provided, however, the amount due at maturity shall be reduced by (i) the percentage by which the Company’s Adjusted EBITDA is less than Three Million Dollars ($3,000,000) during the twelve month period commencing on the Closing Date, plus (ii) the percentage by which the Company’s Adjusted EBITDA is less than Three Million Dollars ($3,000,000) during the twelve months period commencing on the one year anniversary of the Closing Date, plus (iii) the percentage by which the Company’s Adjusted EBITDA is less than Two Million Dollars ($2,000,000) during the twelve months period commencing on the two year anniversary of the Closing Date, up to a maximum aggregate reduction not to exceed the full amount due under Note 3. Notwithstanding the foregoing, in the event the Company’s Adjusted EBITDA for the three (3) year period commencing on the Closing Date exceeds Eight Million Dollars ($8,000,000), then, any reductions in the amounts due under Notes 3 pursuant to the adjustment mechanisms set forth above shall be reversed in full and any such reduced amount(s) shall be promptly paid to the Sellers as additional consideration.

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The Transaction provides for a two way post-closing working capital adjustment based on target working capital on the Closing Date of Eight Million Five Hundred Thousand Dollars ($8,500,000).

The assertions embodied in the representations and warranties contained in the SPA were made solely for purposes of the SPA and are not intended to provide factual, business, or financial information about the Company, the Sellers, or the Buyer. Moreover, some of those representations and warranties (i) may not be accurate or complete as of any specified date, (ii) may be subject to a contractual standard of materiality different from those generally applicable to shareholders or different from what a shareholder might view as material, (iii) may have been used for purposes of allocating risk among the Company, the Sellers and the Buyer, rather than establishing matters as facts, or (iv) may have been qualified by certain disclosures not reflected in the SPA that were made to the other party in connection with the negotiation of the SPA and generally were solely for the benefit of the parties to that agreement. The SPA should not be read alone, but should instead be read in conjunction with the other information regarding the Company that has been, is or will be contained in, or incorporated by reference into, documents that the Company files with the SEC.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The Transaction closed on October 31, 2022. The information provided in Item 1.01 of this Current Report on Form 8-K related to the SPA is incorporated by reference into this Item 2.01.

Item 8.01 Other Events.

On November 2, 2022, the Company issued a press release announcing its entry into the SPA and the closing of the Transaction, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

The information in Item 8.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any of the Company’s filings under the Securities Act, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference to this Report in such filing.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Exhibit Description
99.1	Press Release issued by Upexi, Inc., dated November 2, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UPEXI, INC.

Date: November 3, 2022	By:	/s/ Allan Marshall
Allan Marshall
Chief Executive Officer and Chairman

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